UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 30, 2013
_____________________________________________
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)
_____________________________________________

MARYLAND	1-13232	84-1259577
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
AIMCO PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)
_____________________________________________

DELAWARE	0-24497	84-1275621
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1100, DENVER, CO 80237
_____________________________________________

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (303) 757-8101

NOT APPLICABLE
 (Former name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry Into a Material Definitive Agreement.

On September 30, 2013, Apartment Investment and Management Company, a Maryland corporation (“Aimco”), AIMCO Properties, L.P., a Delaware limited partnership (the “Aimco Operating Partnership”), and AIMCO/Bethesda Holdings, Inc., a Delaware corporation (“AIMCO/Bethesda,” collectively with Aimco and Aimco Operating Partnership, the “Borrowers”) entered into a Second Amendment to Credit Agreement and Joinder to Guaranty (the “Second Amendment”), among the Borrowers, the guarantors party thereto, the lenders from time to time party thereto, and KeyBank National Association, as administrative agent (the “Administrative Agent”). The Second Amendment amends the Senior Secured Credit Agreement, dated as of December 13, 2011 (as amended, the “Credit Agreement”), by and among the Borrowers, the guarantors party thereto, the lenders from time to time party thereto, the Administrative Agent and the other financial institutions party thereto.

The Second Amendment amends the Credit Agreement by, among other things: (1) repricing the revolving loans under the Credit Agreement (with interest rates set in accordance with a leverage based pricing grid or, at the Borrowers’ election and subject to certain conditions, a credit rating based pricing grid), (2) modifying certain financial covenants contained in the Credit Agreement, (3) modifying the requirements for inclusion of wholly owned subsidiaries of Aimco as guarantors and (4) increasing revolving commitments under the Credit Agreement by $100,000,000.

After giving effect to the Second Amendment, the Borrowers have $600,000,000 of revolving commitments expiring on September 30, 2017 (or at such later maturity date as may be extended pursuant to the Credit Agreement as amended by the Second Amendment). Borrowings made after the effective date of the Second Amendment will bear interest, at the Borrowers’ option, at (a) a base rate (defined as the greatest of (x) the federal funds rate plus ½ of 1%, (y) KeyBank National Association’s prime rate and (z) one month LIBOR plus 1.25%) plus an applicable margin, which is initially 0.50% or (b) LIBOR plus an applicable margin, which is initially 1.875%. The applicable margins are subject to adjustment (1) according to the Borrowers’ Leverage Ratio (as such term is defined in the Credit Agreement as amended by the Second Amendment), as specified in the Credit Agreement as amended by the Second Amendment or (2) at the Borrowers’ election, subject to certain conditions, according to the Borrowers’ Credit Rating Level (as such term is defined in the Credit Agreement as amended by the Second Amendment), as specified in the Credit Agreement as amended by the Second Amendment.

The description of the Second Amendment above does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

ITEM 8.01	Other Events.

On September 30, 2013, Aimco issued a press release in connection with the entering into of the Second Amendment. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by this reference.

ITEM 9.01.     Financial Statements and Exhibits.

The following exhibits are filed with this report:

Exhibit Number	Description
10.1
Second Amendment to Credit Agreement and Joinder to Guaranty, dated as of September 30, 2013, among Apartment Investment and Management Company, AIMCO Properties, L.P., AIMCO/Bethesda Holdings, Inc., the guarantors party thereto, the lenders party thereto and KeyBank National Association, as administrative agent.

99.1	Press Release, dated September 30, 2013, issued by Apartment Investment and Management Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 1, 2013

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

By: /s/ Ernest M. Freedman

Ernest M. Freedman
Executive Vice President and Chief Financial Officer

AIMCO PROPERTIES, L.P.

By:     AIMCO-GP, INC.,
Its General Partner

By: /s/ Ernest M. Freedman

Ernest M. Freedman
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Second Amendment to Credit Agreement and Joinder to Guaranty, dated as of September 30, 2013, among Apartment Investment and Management Company, AIMCO Properties, L.P., AIMCO/Bethesda Holdings, Inc., the guarantors party thereto, the lenders party thereto and KeyBank National Association, as administrative agent.

99.1	Press Release, dated September 30, 2013, issued by Apartment Investment and Management Company.